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                                                                      EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-32357, 33-51210, 33-68520, 333-00052 and 333-09595 of Goody's Family
Clothing, Inc. on Form S-8 of our report dated March 18, 1998, incorporated by reference in the Annual Report on Form 10-K of Goody's Family Clothing, Inc. for the year ended January 31, 1998.




DELOITTE & TOUCHE LLP

Atlanta, Georgia
April 23, 1998